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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       MARCH 25, 1997
                                                 -------------------------------


                          MELAMINE CHEMICALS, INC.
--------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)





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
          DELAWARE                               0-16032                           64-0475913
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(State or other jurisdiction             (Commission File Number)         (IRS Employer Identification
     of incorporation)                                                                 No.)
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
       HIGHWAY 18 WEST
 DONALDSONVILLE, LOUISIANA                                                             70346
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICER)                                              (ZIP CODE)

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Registrant's telephone number, including area code        (504) 473-3121
                                                   -----------------------------
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ITEM 5.  OTHER EVENTS

    On March 25, 1997, the Registrant issued the press release filed herewith as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

    Not applicable.
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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        MELAMINE CHEMICALS, INC.
                                        ----------------------------------------


Date:  March 25, 1997                   /s/ Fred Huber
                                        ----------------------------------------
                                        Fred Huber
                                        President & Chief Executive Officer
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                               INDEX TO EXHIBITS


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
Exhibit                                                           Page
   No.                      Exhibit                              Number
----------    ----------------------------------------           ------
   99         Press Release dated March 25, 1997                   5
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